Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of In Veritas Medical Diagnostics, Inc. (the "Company") on Form 10-QSB for the quarter ended April 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin E. Thorp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to In Veritas Medical Diagnostics, Inc. and will be retained by In Veritas Medical Diagnostics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



June 20, 2005                                       /s/ Martin E. Thorp
                                                     ---------------------------
                                                     Martin E. Thorp
                                                     Chief Financial Officer